                                                                     EXHIBIT 4.4

                                 $1,500,000,000

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                                  $700,000,000
                          7.375% SENIOR NOTES DUE 2007

                                  $800,000,000
                          7.875% SENIOR NOTES DUE 2012

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 19, 2002 by and among Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Company"), each of the Guarantors listed on the signature pages hereto (subject to Section 16.5 of the Indenture (defined below), the "Guarantors") and Lehman Brothers Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., SG Cowen Securities Corporation , Bank of America Securities LLC, Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nebittt Burns Corp., Bear, Stearns & Co. Inc., and Scotia Capital (USA) Inc. (collectively, the "Initial Purchasers").

            This Agreement is made pursuant to the Purchase Agreement dated April 11, 2002 (the "Purchase Agreement"), by and among the Company, as issuer of the $1,500,000,000 aggregate principal amount of 7.375% Senior Notes due 2007 (the "5-Year Notes") and 7.875% Senior Notes due 2012 (the "10-Year Notes", and together with the 5-Year Notes, the "Notes") to be guaranteed (the "Guarantees") by the Guarantors, the Guarantors and the Initial Purchasers, which provides for, among other things, the sale by the Company to the Initial Purchasers of the aggregate principal amount of Notes specified therein. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement. The Notes will be issued pursuant to an Indenture, dated as of April 19, 2002 (the "Indenture"), among the Company, the Guarantors and U.S. Bank National Association, as trustee (the "Trustee"). Unless the context otherwise requires, any reference herein to the "Notes," "Exchange Notes" or "Registrable Notes" shall include a reference to the related Guarantees.

            In consideration of the foregoing, the parties hereto agree as follows:

            1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

      "Additional Interest" shall have the meaning set forth in Section 2(e) hereof.

      "Advice" shall have the meaning set forth in the last paragraph of Section 3 hereof.

      "Affiliate" has the meaning given to that term in Rule 144 under the Securities Act or any successor rule thereunder.

      "Applicable Period" shall have the meaning set forth in Section 3(u) hereof.

      "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

      "Closing Date" shall mean April 19, 2002 the initial date of delivery of the Notes from the Company to the Initial Purchasers.

      "Company" shall have the meaning set forth in the preamble to this Agreement and also includes the Company's successors and permitted assigns.

      "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, The City of New York.

      "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

      "Effectiveness Deadline" shall have the meaning set forth in Section 2(e) hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      "Exchange Notes" shall mean the 7.375 % Senior Notes due 2007 and the 7.875% Senior Notes due 2012 issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical in all material respects to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid or duly provided for on the Notes or, if no such interest has been paid, from the date of their original issue, (ii) they will not contain terms with respect to transfer restrictions under the Securities Act, and (iii) they will not provide for any Additional Interest thereon.

      "Exchange Offer" shall mean the offer by the Company and the Guarantors to the Holders to exchange all of the Registrable Notes held by each Holder thereof for a like amount of Exchange Notes pursuant to Section 2(a) hereof.

      "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

      "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

      "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

      "Guarantors" shall have the meaning set forth in the preamble to this Agreement.

      "Holder" shall mean any Initial Purchaser, for so long as it owns any Registrable Notes, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture.

      "Indenture" shall mean the Indenture, dated as of April 19, 2002, among the Company, as issuer, the Guarantors and U.S. Bank National Association, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

      "Initial Purchasers" shall mean the purchasers named in the Purchase Agreement.

      "Inspectors" shall have the meaning set forth in Section 3(p) hereof.

      "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Notes or Exchange Notes, as the case may be.

      "Notes" shall have the meaning set forth in the preamble to this Agreement.

      "Participating Broker-Dealer" shall have the meaning set forth in Section 3(u) hereof.

      "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof or other legal entity.

      "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all documents incorporated by reference therein.

      "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

      "Records" shall have the meaning set forth in Section 3(p) hereof.

      "Registrable Notes" shall mean the Notes, until the earliest to occur of
(a) the date on which any Note has been exchanged by a Person other than a Participating Broker-Dealer for Exchange Notes in the Exchange Offer, (b) following the exchange by a Broker-Dealer in the Exchange Offer of any Note for one or more Exchange Notes, the date on which such Exchange Notes are sold to a purchaser in accordance with the Exchange Offer Registration Statement, (c) the date on which any Note has been registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement and (d) the date on which any Note is eligible to be distributed to the public pursuant to Rule 144(k) under the Securities Act.

      "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Notes in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters and Holders as a group in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes not exceeding $5,000 in the aggregate) and compliance with the rules of the NASD, (iii) all expenses of the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, Notes sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company and its subsidiaries, including the expenses of any "cold comfort" letters required by or incident to the performance of and compliance with this Agreement, (vi) the reasonable fees and expenses of the Trustee and its counsel and any exchange agent or custodian, and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement.

      "Registration Statement" shall mean any registration statement of the Company which covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

      "Rule 144(k) Period" shall mean the period of two years (or such shorter period as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Closing Date.

      "SEC" shall mean the Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      "Shelf Registration" shall mean a registration effected pursuant to
Section 2(b) hereof.

      "Shelf Registration Event" shall have the meaning set forth in Section 2(b) hereof.

      "Shelf Registration Event Date" shall have the meaning set forth in
Section 2(b) hereof.

      "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Notes (except Registrable Notes which the Holders have elected not to include in such Shelf Registration Statement or the Holders of which have not complied with their obligations under the penultimate paragraph of Section 3 hereof or under the first paragraph of Section 2(b) hereof) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

      "TIA" shall have the meaning set forth in Section 3(m) hereof.

      "Trustee" shall mean the trustee under the Indenture.

            2. Registration Under the Securities Act.

            (a) Exchange Offer. Except as set forth in Section 2(b) below, the Company and the Guarantors shall, for the benefit of the Holders, at the Company's and the Guarantors' cost, (i) file with the SEC within 180 calendar days after the Closing Date an Exchange Offer Registration Statement on an appropriate form under the Securities Act relating to the Exchange Offer, (ii) use their reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 270 calendar days after the Closing Date, and (iii) provided such Exchange Offer Registration Statement has been declared effective under the Securities Act by the SEC, commence the Exchange Offer and keep the Exchange Offer open for not less than 30 business days, or longer if required by applicable law, after the date on which such Registration Statement was declared effective by the SEC (such period referred to herein as the "Exchange Period") and at the termination thereof issue, Exchange Notes in exchange for all Registrable Notes tendered prior thereto in the Exchange Offer.

            Each Holder of Registrable Notes to be exchanged in the Exchange Offer shall be required, as a condition to participating in the Exchange Offer, to represent that it acquires the Exchange Notes in the ordinary course of such Holder's business and that it (i) is not an Affiliate of the Company, (ii) does not hold any Notes to be exchanged for Exchange Notes in the Exchange Offer that were acquired other than in the ordinary course of business, (iii) is not a broker-dealer tendering Registrable Notes acquired directly from the Company,
(iv) at the time of the Exchange Offer, has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes.

            In connection with the Exchange Offer, the Company and the Guarantors shall:

      (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

      (ii) utilize the services of the Depositary for the Exchange Offer with respect to Notes represented by a global certificate;

      (iii) permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York City time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice to Holders, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange, and a statement that such Holder is withdrawing his election to have such Registrable Notes exchanged;

      (iv) notify each Holder that any Registrable Security not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

      (v) otherwise comply in all material respects with all applicable laws and regulations relating to the Exchange Offer.

            As soon as practicable after the close of the Exchange Offer, the Company and the Guarantors shall:

      (i) accept for exchange all Registrable Notes or portions thereof duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and letter of transmittal;

      (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Company; and

      (iii) issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, Exchange Notes equal in principal amount to the principal amount of the Notes as are surrendered by such Holder.

            Interest on each Exchange Note issued pursuant to the Exchange Offer will accrue from the last date on which interest was paid or duly provided for on the Note surrendered in exchange therefor or, if no interest has been paid on such Note, from the date of original issue of such Note. To the extent not prohibited by any judicial order, judgment, law, regulation or applicable interpretation of the staff of the SEC, the Company and the Guarantors shall use reasonable efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions other than the conditions referred to in Section 2(b)(i) and (ii) below and those conditions that are customary in similar exchange offers, except as may be required by applicable law. Each Holder of Registrable Notes who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer will be required to make certain customary representations in connection therewith, including, in the case of any Holder, representations that (i) it is not an Affiliate of the Company, (ii) it is not a broker-dealer tendering Registrable Notes acquired directly from the Company, (iii) the Notes being exchanged, and the Exchange Notes to be received, by it have been or are being acquired in the ordinary course of its business and (iv) at the time of the Exchange Offer, it has no arrangements or understandings with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes. The Company shall inform the Initial Purchasers, after consultation with the Trustee, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders in order to facilitate the tender of Registrable Notes in the Exchange Offer.

            Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to

Exchange Notes held by Initial Purchasers and Participating Broker-Dealers, and the Company and the Guarantors shall have no further obligation to register the Registrable Notes held by any other Holder pursuant to Section 2(b) of this Agreement.

            (b) Shelf Registration. If (i) because of any change in law, regulation or in currently prevailing interpretations thereof by the staff of the SEC, the Company and the Guarantors are not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, (ii) the Exchange Offer is not consummated within 300 days after the Closing Date or (iii) any Holder of Registrable Notes that is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) shall notify the Company in writing prior to the 20th day following the consummation of the Exchange Offer (A) that such Holder was prohibited by applicable law or SEC policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or
(C) that such Holder is a Participating Broker-Dealer and holds Notes acquired directly from the Company or one of its Affiliates (any of the events specified in (i), (ii) or (iii) being a "Shelf Registration Event", and the date of occurrence thereof, the "Shelf Registration Event Date"), then in addition to or in lieu of conducting the Exchange Offer contemplated by Section 2(a), as the case may be, the Company shall promptly notify the Holders in writing thereof and the Company and the Guarantors shall, at their cost, file as promptly as practicable after such Shelf Registration Event Date and, in any event, within 180 days after such Shelf Registration Event Date, a Shelf Registration Statement, or amend an existing Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes (other than Registrable Notes owned by Holders who have elected not to include such Registrable Notes in such Shelf Registration Statement or who have not complied with their obligations under the penultimate paragraph of Section 3 hereof or under this paragraph), and shall use their reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable and in any event, on or before the 270th day after the Shelf Registration Event Date or, if later, the 300th day after the Closing Date. No Holder of Registrable Notes shall be entitled to include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company, without request and as soon as practicable, all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

            The Company and the Guarantors agree to use their reasonable efforts to keep the Shelf Registration Statement continuously effective and the Prospectus usable for resales for the earlier of: (x) the expiration of the Rule 144(k) Period or (y) such time as all of the Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Notes (the period from the effective date of the Shelf Registration Statement until the earlier of the events described in clauses (x) or (y) being the

"Effectiveness Period"). The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder of Registrable Notes covered thereby, a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration has become effective and take any other action required to permit unrestricted resales of the Registrable Notes. The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Notes covered by such Shelf Registration Statement copies of any such supplement or amendment promptly after its being used or filed with the SEC.

            Notwithstanding the foregoing, if the Company and the Guarantors file the Shelf Registration Statement, the Company may from time to time require Holders of Notes to discontinue the sale or other disposition of Notes pursuant to the Shelf Registration Statement for a period not to exceed 120 days (whether or not consecutive) in any period of 12 consecutive months under certain circumstances relating to possible acquisitions or business combinations or other transactions, business developments or other events involving the Company, or because the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. If the Company and the Guarantors effect the Exchange Offer, the Company shall also be entitled to require any participating broker-dealers to discontinue the sale or other disposition of Exchange Notes pursuant to the prospectus included in the Exchange Offer Registration Statement on the same terms and conditions as those described above.

            (c) Expenses. The Company and the Guarantors shall pay all Registration Expenses in connection with any Registration Statement filed pursuant to Section 2(a) and/or 2(b) hereof and will reimburse the Initial Purchasers for the reasonable fees and disbursements of Latham & Watkins incurred in connection with the Exchange Offer (not exceeding $25,000 in the aggregate). Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

            (d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Notes pursuant to such Exchange Offer Registration Statement or Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement or Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Registration Statement may legally resume.

            (e) Additional Interest. In the event that any of the following events shall occur (collectively referred to as "Registration Defaults"), additional interest ("Additional Interest") shall be payable with respect to the Notes as follows:

                  (i) if the Exchange Offer Registration Statement is not declared effective within 270 days following the Closing Date, then beginning on the 271st day after the Closing Date (the "Effectiveness Deadline") or, if the Company and the Guarantors are obligated to file a Shelf Registration Statement and the Shelf Registration Statement is not declared effective on or prior to 270 days after such obligation arises, then beginning on the 271st day after the date such obligation arises, in addition to the interest otherwise payable on the Notes, Additional Interest will accrue and be payable on the Notes at the rate of 0.50% per annum; or

                  (ii) if either:

                        (a) the Company and the Guarantors have not exchanged
            Exchange Notes for all Notes validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the date that is 45 days after the Effectiveness Deadline, or

                        (b) if applicable, the Shelf Registration Statement is
            declared effective but the Shelf Registration Statement ceases to be effective at any time prior to the expiration of the holding period referred to in Rule 144(k) under the Securities Act or, if earlier, such time as all Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or become eligible for sale pursuant to Rule 144(k) under the Securities Act or cease to be outstanding.

then, in addition to the interest otherwise payable on the Notes, Additional Interest shall accrue and be payable on the Notes at the rate of 0.50% per annum from and including (x) the day (whether or not a Business Day) immediately following the 45th day after the Effectiveness Deadline, in the case of subclause (a) above, or (y) the day the Shelf Registration Statement ceases to be effective, in the case of subclause (b) above.

      Notwithstanding the foregoing, the Additional Interest on the Notes may never exceed 0.50% per annum. In addition, Additional Interest shall cease to accrue: (x) upon the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of clause (i) above); or (y) upon the exchange of Exchange Notes for all Notes validly tendered and not withdrawn in the Exchange Offer or upon the effectiveness of the Shelf Registration Statement that had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) or, if earlier, such time as all Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or become eligible for sale pursuant to Rule 144(k) under the Securities Act or cease to be outstanding (in the case of clause (ii) above).

      Any amounts of Additional Interest due pursuant to clause (i) or (ii) of the preceding paragraph shall be payable in cash and shall be payable on the same dates on which interest is otherwise payable on the Notes and to the same persons who are entitled to receive those payments of interest on the Notes. The amount of Additional Interest payable for any period shall be determined by multiplying the Additional Interest rate, which is 0.50% per annum, by the principal amount of Notes and then multiplying that product by a fraction, the numerator of which is the number of days that the Additional Interest rate was applicable during that period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

            3. Registration Procedures. In connection with the obligations of the Company and the Guarantors with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company and the Guarantors shall:

            (a) prepare and file with the SEC a Registration Statement, Registration Statements or amendments thereto if required by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form shall (i) be selected by the Company,
            (ii) in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and, in the case of an Exchange Offer, be available for the exchange of Registrable Notes, and (iii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable efforts to cause such Registration Statement to become effective and remain effective (and, in the case of a Shelf Registration Statement, the Prospectus to be usable for resales) in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Notes and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed; and the Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders of the Registrable Notes, depending solely upon which Holders must be afforded the opportunity of such review, or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object in a timely manner;

            (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Notes covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

            (c) in the case of an Exchange Offer Registration Statement, if in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, seek a no-action letter or other favorable decision from the SEC allowing the Company to consummate an Exchange Offer for such Notes. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the SEC staff level but shall not be required to take commercially unreasonable action to effect a change of SEC policy. The Company and the Guarantors hereby agree, however, to (i) participate in telephonic conferences with the SEC, (ii) deliver to the SEC staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (iii) diligently pursue a resolution (which need not be favorable) by the SEC staff of such submission;

            (d) in the case of an Exchange Offer Registration Statement, prior to the effectiveness of such statement, provide a supplemental letter to the SEC (i) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the SEC enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5,
            1991), Brown & Wood LLP (available February 7, 1997) and, if applicable, any no-action letter obtained pursuant to Section 3(c) and (ii) including a representation that the Company and the Guarantors have not entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's and the Guarantors' information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer;

            (e) in the case of a Shelf Registration, (i) notify each Holder of Registrable Notes included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Notes is being filed and advising such Holder that the distribution of Registrable Notes will be made in accordance with the method selected by the Majority Holders of the Registrable Notes, (ii) furnish to each Holder of Registrable Notes included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto, and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Notes included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto;

            (f) in the case of a Shelf Registration, register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Notes covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Notes shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

            (g) (1) in the case of a Shelf Registration or (2) if Participating Broker-Dealers from whom the Company has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(u) hereof, are seeking to sell Exchange Notes and are required to deliver Prospectuses, promptly notify each Holder of Registrable Notes, or such Participating Broker-Dealers, as the case may be, and, if requested by such Holder or Participating Broker-Dealers, confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Notes or the Exchange Notes to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in Section 3(f) hereof or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement cease to be true, correct and complete in all material respects, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as well as any other corporate developments, public filings with the SEC or similar events causing such Registration Statement not to be effective or the Prospectus not to be useable for resales and (vi) of the reasonable determination of the Company that a post-effective amendment to the Registration Statement would be appropriate;

            (h) obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

            (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

            (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends (except any customary legend borne by securities held through The Depository Trust Company or any similar depository) and in such denominations (consistent with the provisions of the Indenture and the officer's certificate establishing the forms and the terms of the Notes pursuant to the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request (provided such names are consistent with the names of the selling securityholders set forth in the Shelf Registration Statement) at least two Business Days prior to the closing of any sale of Registrable Notes pursuant to such Shelf Registration Statement;

            (k) in the case of a Shelf Registration or an Exchange Offer Registration, promptly after the occurrence of any event specified in Section 3(g)(ii), 3(g)(iii), 3(g)(v) (subject to the 60-day cumulative grace period within any twelve-month period provided for in Section 2(e)(iv)(B)) or 3(g)(vi) hereof, prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company shall notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

            (l) obtain a CUSIP number, and any other appropriate security identification number, for the Exchange Notes or the Registrable Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the Depositary;

            (m) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;

            (n) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions in connection therewith as are reasonably requested by the Holders of at least 25% in aggregate principal amount of the Registrable Notes in order to expedite or facilitate the registration or the disposition of the Registrable Notes;

            (o) in the case of a Shelf Registration, in connection with any underwriters offering: (i) make representations and warranties to the underwriters, with respect to the business of the Company as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions);
            (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to the managing underwriters) customary for such agreements with respect to all parties to be indemnified pursuant to said Section and in the case of an underwritten registration, the above requirements shall be satisfied at each closing under the related underwriting agreement or as and to the extent required thereunder;

            (p) if (1) a Shelf Registration is filed pursuant to Section 2(b) or
            (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make reasonably available for inspection by any selling Holder of Registrable Notes or Participating Broker-Dealer, as applicable, who certifies to the Company that it has a current intention to sell Registrable Notes pursuant to the Shelf Registration, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder, Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during the Company's normal business hours, all financial and other records, pertinent organizational and operational documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to conduct due diligence activities, and cause the officers, trustees and employees of the Company to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement; Records and information which the Company determines, in good faith, to be confidential and any Records and information which it notifies the Inspectors are confidential shall not be disclosed to any Inspector except where
            (i) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) such Records or information previously has been made generally available to the public; each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree in writing that Records and information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public through no fault of an Inspector or a selling Holder; and each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records and information deemed confidential;

            (q) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods, provided that the obligations under this paragraph (q) shall be satisfied by the timely filing of quarterly and annual reports on Forms 10-Q and 10-K under the Exchange Act;

            (r) if an Exchange Offer is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company), in exchange for the Exchange Notes, the Company shall mark, or cause to be marked, on such Notes delivered by such Holders that such Notes are being cancelled in exchange for the Exchange Notes; it being understood that in no event shall such Notes be marked as paid or otherwise satisfied;

            (s) cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD;

            (t) take all other commercially reasonable steps necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby;

            (u) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchasers or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer") and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of any of the Initial Purchasers or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes,
            (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(g), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary Prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto), (iii) use their reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Notes; provided, however, that such period shall not be required to exceed 210 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

            "If the exchange offeree is a broker-dealer holding Registrable Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Registrable Notes pursuant to the Exchange Offer";

            and (y) a statement to the effect that by a Participating Broker-Dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Notes, the Participating Broker-Dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

            (B) in the case of any Exchange Offer Registration Statement, the Company agrees to deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if reasonably requested by an Initial Purchaser or such other representative of Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to such Initial Purchaser or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with Exchange Offer Registration Statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions),
            (ii) an officer's certificate substantially similar to that specified in Section 7(i) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt Notes and (iii) upon the effectiveness of the Exchange Offer Registration Statement, comfort letters, in each case, in customary form if permitted by Statement on Auditing Standards No. 72.

            The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement. The Company may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall have no obligation to register under the Securities Act the Registrable Notes of a seller who so fails to furnish such information.

            In the case of a Shelf Registration Statement, or if Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in this Section 3(u) are seeking to sell Exchange Notes and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Section 3(g)(ii), 3(g)(iii), 3(g)(v) or 3(g)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 3(k) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes or Exchange Notes, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Notes or Exchangeable Notes, as the case may be, pursuant to a Registration Statement, the Company and the Guarantors shall use their reasonable efforts to file and have declared effective (if an amendment), as soon as practicable after the resolution of the related matters, an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement is required to be maintained effective and the Prospectus usable for resales pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

            4. Indemnification and Contribution. (a) In connection with a Shelf Registration Statement or in connection with any delivery of a Prospectus contained in an Exchange Offer Registration Statement by any Participating Broker-Dealer or Initial Purchaser, as applicable, who seeks to sell Exchange Notes, the Company and the Guarantors shall indemnify and hold harmless each Holder of Registrable Notes included within any such Shelf Registration Statement and each Participating Broker-Dealer or Initial Purchaser selling Exchange Notes, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of, or based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), covering Registrable Notes or Exchange Notes, as applicable, or the omission or alleged omission therefrom of a material fact required to be stated or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse such Holder and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Holder, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (except to the extent expressly provided in Section 4(c) hereof);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of (i) an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company by the Initial Purchasers or any Holder, underwriter or Participating Broker-Dealer for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) the failure of any Holder to comply with the provisions of the last paragraph of Section 3.

            (b) Each of the Initial Purchasers and each Holder, underwriter or Participating Broker-Dealer agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and each Person, if any, who controls the Company or such Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser, Holder, underwriter or Participating Broker-Dealer expressly for use in such Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); provided, however, that in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement.

            (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 4 to the extent that it is not materially prejudiced by such failure as a result thereof, and in any event shall not relieve it from liability which it may have otherwise on account of this Agreement. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 4 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ one counsel to represent jointly all the indemnified parties and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such indemnified parties against the indemnifying parties under this Section 4 if the indemnified parties have been advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unenforceable by an indemnified party although applicable in accordance with its terms, the Company, the Guarantors and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Guarantors and the Holders, as incurred, provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, the Guarantors and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by this Agreement in such proportion as shall be appropriate to reflect the relative fault of the Company and the Guarantors, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors, on the one hand, or by or on behalf of the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 4, each Affiliate of a Holder, and each director, officer and employee and Person, if any, who controls a Holder or such Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder and each Person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and such Guarantor. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 4(d) shall be deemed to include, for purposes of this Section

4(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it and distributed to the purchasers was offered to the purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

            5. Participation in an Underwritten Registration. No Holder may participate in an underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in the underwriting arrangement approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

            6. Selection of Underwriters. The Holders of Registrable Notes covered by the Shelf Registration Statement who desire to do so may sell the Notes covered by such Shelf Registration in an underwritten offering, subject to the provisions of Section 3(l) hereof. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Notes included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.

            7. Miscellaneous.

            (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Notes remain outstanding, the Company will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder; provided, however, that if the Company ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Notes, (a) make publicly available such information as is necessary to permit sales of its securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of its securities pursuant to Rule 144A under the Securities Act, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Notes, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

            (b) No Inconsistent Agreements. The Company and the Guarantors have not entered into, nor will the Company or the Guarantors on or after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable

Notes in this Agreement or otherwise conflicts with the provisions hereof without the written consent of Holders of a majority in aggregate principal amount of the outstanding Registrable Notes. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Guarantors' other issued and outstanding securities under any such agreements.

            (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder of Registrable Notes. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Notes, by written agreement signed by the Company, the Guarantors and the Initial Purchasers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company, the Guarantors and the Initial Purchasers to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law and regulation (including any interpretation of the Staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to an Initial Purchaser, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by such Initial Purchasers, the Company and the Guarantors.

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 7(d), which address initially is, with respect to the Initial
Purchasers:

            c/o Lehman Brothers Inc.
            745 Seventh Avenue
            New York, NY 10019
            Attention:  Debt Capital Markets, Industrial/Real Estate Group

and (ii) if to the Company or the Guarantors, initially at the Company's address:

            Starwood Hotels & Resorts Worldwide, Inc.
            1111 Westchester Avenue
            White Plains, New York  10604

            Fax No.:  (914) 640-8260
            Attention:  General Counsel

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

            All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

            Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

            (f) Third Party Beneficiaries. Each Holder and any Participating Broker-Dealer shall be third party beneficiaries of the agreements made hereunder among the Initial Purchasers and the Company and the Guarantors, and the Initial Purchasers shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) Notes Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  STARWOOD HOTELS & RESORTS
                                  WORLDWIDE, INC., a Maryland corporation

                                  By: /s/ RONALD C. BROWN
                                     --------------------
                                     Ronald C. Brown
                                     Executive Vice President & Chief Financial
                                     Officer

                                  STARWOOD HOTELS & RESORTS,
                                  a Maryland real estate investment trust

                                  By: /s/ RONALD C. BROWN
                                     --------------------
                                     Ronald C. Brown
                                     Vice President & Chief Financial Officer

                             SLT REALTY LIMITED PARTNERSHIP,
                             a Delaware limited partnership

                             By:   Starwood Hotels & Resorts,
                                   Maryland real estate investment trust,
                                   its general partner

                                   By: /s/ RONALD C. BROWN
                                      --------------------
                                      Ronald C. Brown
                                      Vice President & Chief Financial Officer

                             SHERATON HOLDING CORPORATION
                             (f/k/a ITT Corporation), a Nevada corporation

                             By: /s/ JARED T. FINKELSTEIN
                                -------------------------
                                Jared T. Finkelstein
                                Vice President & Assistant Secretary

                             STARWOOD HOTELS & RESORTS
                             HOLDINGS, INC., an Arizona corporation

                             By: /s/ ALAN M. SCHNAID
                                 -------------------
                                 Alan M. Schnaid
                                 Senior Vice President & Corporate Controller

                             CHARLESTON HOTEL ASSOCIATES, LLC,
                             a New Jersey limited liability company,

                             CRYSTAL CITY HOTEL ASSOCIATES, LLC,
                             a New Jersey limited liability company,

                             LONG BEACH HOTEL ASSOCIATES, LLC,
                             a New Jersey limited liability company,

                             SANTA ROSA HOTEL ASSOCIATES, LLC,
                             a New Jersey limited liability company,

                             SLT ALLENTOWN LLC,
                             a Delaware limited liability company,

                             SLT ARLINGTON LLC,
                             a Delaware limited liability company,

                             SLT ASPEN DEAN STREET, LLC,
                             a Delaware limited liability company,

                             SLT BLOOMINGTON LLC,
                             a Delaware limited liability company,

                             SLT DANIA LLC,
                             a Delaware limited liability company,

                             SLT DC MASSACHUSETTS AVENUE, LLC,
                             a Delaware limited liability company,

                             SLT INDIANAPOLIS LLC,
                             a Delaware limited liability company,

                             SLT KANSAS CITY LLC,
                             a Delaware limited liability company,

                             SLT LOS ANGELES LLC,
                             a Delaware limited liability company,

                             SLT MINNEAPOLIS LLC,
                             a Delaware limited liability company,

                             SLT PALM DESERT LLC,
                             a Delaware limited liability company,

                             SLT PHILADELPHIA LLC,
                             a Delaware limited liability company,

                             SLT REALTY COMPANY, LLC,
                             a Delaware limited liability company,

                             SLT SAN DIEGO LLC,
                             a Delaware limited liability company,

                             SLT SOUTHFIELD LLC,
                             a Delaware limited liability company,

                             SLT ST. LOUIS LLC,
                             a Delaware limited liability company,

                             SLT TUCSON LLC,
                             a Delaware limited liability company,

                             STARLEX LLC,
                             a New York limited liability company,

                             STARWOOD ATLANTA II LLC,
                             a Delaware limited liability company,

                             STARWOOD ATLANTA LLC,
                             a Delaware limited liability company,

                             STARWOOD MISSION HILLS, L.L.C.,
                             a Delaware limited liability company,

                             STARWOOD NEEDHAM LLC,
                             a Delaware limited liability company,

                             STARWOOD WALTHAM LLC,
                             a Delaware limited liability company,

                             By: SLT Realty Limited Partnership, a Delaware limited partnership, the managing member of each of the above listed entities

                             By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Vice President & Chief Financial Officer

                             BW HOTEL REALTY, LP,
                             a Maryland limited partnership,

                             CP HOTEL REALTY, LP,
                             a Maryland limited partnership,

                             EDISON HOTEL ASSOCIATES, LP,
                             a New Jersey limited partnership,

                             NOVI HOTEL ASSOCIATES, LP,
                             a Delaware limited partnership,

                             PARK RIDGE HOTEL ASSOCIATES LP,
                             a Delaware limited partnership,

                             SLT FINANCING PARTNERSHIP,
                             a Delaware general partnership,

                             SLT HOUSTON BRIAR OAKS, LP,
                             a Delaware limited partnership,

                             VIRGINIA HOTEL ASSOCIATES, LP,
                             a Delaware limited partnership,

                             PRUDENTIAL HEI JOINT VENTURE,
                             a Georgia general partnership,

                             By: SLT Realty Limited Partnership, a Delaware limited partnership, the general partner of each of the above listed entities

                             By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Vice President & Chief Financial Officer

                             HEI HOTELS, L.L.C.,
                             a Delaware limited liability company,

                             SLC CENTRAL PARK SOUTH, LLC,
                             a Delaware limited liability company,

                             SLC INDIANAPOLIS LLC,
                             a Delaware limited liability company,

                             STARWOOD MANAGEMENT COMPANY,
                             LLC, a Delaware limited liability company,

                             By:  SLC Operating Limited Partnership, a
                                  Delaware limited partnership, the managing
                                  member of each of the above listed entities

                             By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Executive Vice President & Chief
                                      Financial Officer

                             SLC OPERATING LIMITED PARTNERSHIP,
                             a Delaware limited partnership,

                             By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                                  By: /s/ RONALD C. BROWN
                                      --------------------
                                      Ronald C. Brown
                                      Executive Vice President & Chief
                                      Financial Officer

                             MILWAUKEE BROOKFIELD LP,
                             a Wisconsin limited partnership,

                             By: SLC Operating Limited Partnership, a Delaware limited partnership, the general partner of each of the above listed entities

                             By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Executive Vice President & Chief
                                      Financial Officer

                             HEI HOTELS, L.L.C.,
                             a Delaware limited liability company,

                             SLC CENTRAL PARK SOUTH, LLC,
                             a Delaware limited liability company,

                             SLC INDIANAPOLIS LLC,
                             a Delaware limited liability company,

                             STARWOOD MANAGEMENT COMPANY,
                             LLC, a Delaware limited liability company,

                             By:  SLC Operating Limited Partnership, a
                                  Delaware limited partnership, the managing
                                  member of each of the above listed entities

                             By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Executive Vice President & Chief
                                      Financial Officer

                             SLC OPERATING LIMITED PARTNERSHIP,
                             a Delaware limited partnership,

                             By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                                  By: /s/ RONALD C. BROWN
                                      --------------------
                                      Ronald C. Brown
                                      Executive Vice President & Chief
                                      Financial Officer

                             MILWAUKEE BROOKFIELD LP,
                             a Wisconsin limited partnership,

                             By: SLC Operating Limited Partnership, a Delaware limited partnership, the general partner of each of the above listed entities

                             By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown

                                      Executive Vice President & Chief
                                      Financial Officer

                             ITT BROADCASTING CORP.,
                             a Delaware corporation

                             By: /s/ JARED T. FINKELSTEIN
                                 ------------------------
                                 Jared T. Finkelstein
                                 Vice President & Assistant Secretary

                             THE SHERATON CORPORATION
                             (f/k/a ITT Sheraton Corporation), a Delaware corporation,

                             DESTINATION SERVICES OF SCOTTSDALE,
                             INC., a Delaware corporation,

                             GENERAL FIDUCIARY CORPORATION,
                             a Massachusetts corporation,

                             GLOBAL CONNEXTIONS INC.,
                             a Delaware corporation,

                             STARWOOD RESERVATIONS CORPORATION
                             (f/k/a ITT Sheraton
                             Reservations Corporation),
                             a Delaware corporation,

                             MANHATTAN SHERATON CORPORATION,
                             a New York corporation,

                             SAN DIEGO SHERATON CORPORATION,
                             a Delaware corporation,

                             SAN FERNANDO SHERATON CORPORATION,
                             a Delaware corporation,

                             SHERATON 45 PARK CORPORATION,
                             a Delaware corporation,

                             SHERATON ASIA-PACIFIC CORPORATION,
                             a Delaware corporation,

                             SHERATON BOSTON CORPORATION
                             a Massachusetts corporation,

                             SHERATON CALIFORNIA CORPORATION,
                             a Delaware corporation,

                             SHERATON FLORIDA CORPORATION,
                             a Delaware corporation,

                             SHERATON HARBOR ISLAND CORPORATION,
                             a Delaware corporation,

                             SHERATON HAWAII HOTELS CORPORATION,
                             a Hawaii corporation,

                             SHERATON INTERNATIONAL, INC.,
                             a Delaware corporation,

                             SHERATON INTERNATIONAL DE MEXICO, INC.,
                             a Delaware corporation,

                             SHERATON MANAGEMENT LLC (f/k/a
                             Sheraton Management Corporation),
                             a Delaware corporation,

                             SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,

                             SHERATON WARSAW CORPORATION,
                             a Delaware corporation,

                             SHERATON MIAMI CORPORATION,
                             a Delaware corporation,

                             SHERATON MIDDLE EAST MANAGEMENT CORPORATION, a Delaware corporation,

                             SHERATON NEW YORK CORPORATION,
                             a New York corporation,

                             SHERATON OVERSEAS TECHNICAL SERVICES CORPORATION, a Delaware corporation,

                             SHERATON PEACHTREE CORPORATION,
                             a Delaware corporation,

                             SHERATON PHOENICIAN CORPORATION,
                             a Delaware corporation,

                             SHERATON SAVANNAH CORPORATION,
                             a Delaware corporation,

                             ST. REGIS SHERATON CORPORATION,
                             a New York corporation,

                             WORLDWIDE FRANCHISE SYSTEMS, INC.,
                             a Delaware corporation,

                             SHERATON VERMONT CORPORATION,
                             a Vermont corporation

                             By: /s/ JARED T. FINKELSTEIN
                                 ------------------------
                                 Jared T. Finkelstein
                                 Vice President & Assistant Secretary

                             HUDSON SHERATON CORPORATION LLC,
                             a Delaware limited liability company

                             By: The Sheraton Corporation (f/k/a ITT Sheraton Corporation), a Delaware corporation, its managing member

                                  By: /s/ JARED T. FINKELSTEIN
                                      ------------------------
                                      Jared T. Finkelstein
                                      Vice President & Assistant Secretary

                             ITT MSG, INC.,
                             a Delaware corporation

                             By: /s/ JARED T. FINKELSTEIN
                                 ------------------------
                                 Jared T. Finkelstein
                                 Vice President & Assistant Secretary

                             W&S DENVER CORP.,
                             a Delaware corporation,

                             W&S REALTY CORPORATION OF DELAWARE,
                             a Delaware corporation,

                             BENJAMIN FRANKLIN HOTEL, INC.,
                             a Washington corporation,

                             LAUDERDALE HOTEL COMPANY,
                             a Delaware corporation,

                             WESTIN BAY HOTEL COMPANY,
                             a Delaware corporation,

                             CINCINNATI PLAZA COMPANY,
                             a Delaware corporation,

                             SOUTH COAST WESTIN HOTEL COMPANY,
                             a Delaware corporation,

                             TOWNHOUSE MANAGEMENT INC.,
                             a Delaware corporation,

                             WVC RANCHO MIRAGE, INC.,
                             a Delaware corporation,

                             WESTIN ASSET MANAGEMENT COMPANY,
                             a Delaware corporation,

                             W&S ATLANTA CORP.,
                             a Delaware corporation,

                             By: /s/ JARED T. FINKELSTEIN
                                 ------------------------
                                 Jared T. Finkelstein
                                 Vice President & Assistant Secretary

                             WESTIN SEATTLE HOTEL COMPANY,
                             a Washington general partnership,

                             By:   Benjamin Franklin Hotel, Inc.,
                                   its general partner

                                   By: /s/ JARED T. FINKELSTEIN
                                       ------------------------
                                       Jared T. Finkelstein
                                       Vice President & Assistant Secretary

                             By:   W&S Realty Corporation of Delaware,
                                   its general partner

                                   By: /s/ JARED T. FINKELSTEIN
                                       ------------------------
                                       Jared T. Finkelstein
                                       Vice President & Assistant Secretary

                             WESTIN PREMIER, INC.,
                             a Delaware corporation,

                             WESTIN VACATION MANAGEMENT CORPORATION,
                             a Delaware corporation,

                             STARWOOD VACATION EXCHANGE
                             COMPANY (f/k/a Westin Vacation
                             Exchange Company), a Delaware corporation

                             By:  Starwood Hotels & Resorts Worldwide, Inc.,
                                  a Maryland corporation, the sole stockholder
                                  of each of the above listed entities

                                  By: /s/ RONALD C. BROWN
                                      --------------------
                                      Ronald C. Brown
                                      Executive Vice President & Chief
                                      Financial Officer

                             W&S LAUDERDALE CORP.,
                             a Delaware corporation,

                             W&S SEATTLE CORP.,
                             a Delaware corporation,

                             By: SLT Realty Limited Partnership, a Delaware limited partnership, the sole stockholder of each of the above listed entities

                             By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Vice President & Chief Financial Officer

                             DATA MARKETING ASSOCIATES EAST, INC.,
                             a Florida corporation,

                             P.O.C. REALTY, INC.,
                             a Colorado corporation,

                             STARWOOD VACATION SERVICES, INC. (f/k/a
                             Vacation Marketing Services, Inc.),
                             a Florida corporation,

                             VACATION TITLE SERVICES, INC.,
                             a Florida corporation,

                             VACATIONWORKS, INC.,
                             a Florida corporation,

                             VCH COMMUNICATIONS, INC.,
                             a Florida corporation,

                             VCH CONSULTING, INC.,
                             a Florida corporation,

                             VCH PORTFOLIO SERVICES, INC.,
                             a Florida corporation,

                             VCH SALES, INC.,
                             a Florida corporation,

                             VCH SYSTEMS, INC.,
                             a Florida corporation,

                             VCH TRADEMARK, INC.,
                             a Florida corporation,

                             VCM OAKS, INC.,
                             a Florida corporation,

                             SVO VISTANA VILLAGES, INC.
                             (f/k/a VDI2, Inc.),
                             a Florida corporation,

                             VISTANA ACCEPTANCE CORP.,
                             a Florida corporation,

                             VISTANA CAVE CREEK, INC.
                             an Arizona corporation,

                             VISTANA DEVELOPMENT, INC.,
                             a Florida corporation d/b/a
                             Vistana Development, Ltd.,

                             SVO EAST, INC. (f/k/a Vistana East, Inc.), a Florida corporation,

                             SVO INTERNATIONAL, INC.
                             (f/k/a Vistana International, Inc.),
                             a Florida corporation,

                             SVO MANAGEMENT, INC.
                             (f/k/a Vistana Management, Inc.),
                             a Florida corporation d/b/a
                             Vistana Management, Ltd.,

                             SVO MB MANAGEMENT, INC.,
                             a South Carolina corporation,

                             VISTANA NJ, INC.,
                             a New Jersey corporation,

                             VISTANA OP INVESTMENT, INC.,
                             a Florida corporation,

                             VISTANA PSL, INC.,
                             a Florida corporation,

                             VISTANA SCOTTSDALE MANAGEMENT, INC.,
                             an Arizona corporation,

                             SVO WEST, INC. (f/k/a Vistana West, Inc.), a Florida corporation,

                             POINTS OF COLORADO, INC.,
                             a Colorado corporation,

                             STARWOOD VACATION OWNERSHIP, INC.
                             (f/k/a Vistana, Inc.), a Florida corporation

                             By: /s/ RONALD C. BROWN
                                 --------------------
                                 Ronald C. Brown
                                 Vice President

                             SVO PACIFIC, INC.
                             (f/k/a Vistana Pacific, Inc.),
                             a Florida corporation

                             By: /s/ RONALD C. BROWN
                                 -------------------
                                 Ronald C. Brown
                                 Vice President

                             SVO ARIZONA, INC.,
                             an Arizona corporation

                             By: /s/ RONALD C. BROWN
                                 -------------------
                                 Ronald C. Brown
                                 Vice President

                             SVO CALIFORNIA, INC.,
                             an California corporation

                             By: /s/ RONALD C. BROWN
                                 -------------------
                                 Ronald C. Brown
                                 Vice President

                             SVO CALIFORNIA MANAGEMENT, INC.,
                             a California corporation

                             By: /s/ RONALD C. BROWN
                                 -------------------
                                 Ronald C. Brown
                                 Vice President

                             SUCCESS OF ARIZONA, L.L.C.,
                             an Arizona limited liability company,

                             SUCCESS OF COLORADO, L.L.C.,
                             a Nevada limited liability company,

                             FIESTA VACATIONS, L.L.C.,
                             an Arizona limited liability company,

                             By: SVO West, Inc. (f/k/a Vistana West, Inc.), a Florida corporation, its Manager

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Vice President

                             SUCCESS DEVELOPMENTS, L.L.C.,
                             an Arizona limited liability company

                             By:  Points of Colorado, Inc., a Colorado
                                  corporation, its Manager

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Vice President

                             SUCCESS OF COLORADO REALTY, L.L.C.,
                             a Nevada limited liability company

                             By: Success of Colorado, L.L.C., a Nevada limited liability company, a member

                             By: SVO West, Inc. (f/k/a Vistana West, Inc.), a Florida corporation, its Manager

                                  By: /s/ RONALD C. BROWN
                                      -------------------
                                      Ronald C. Brown
                                      Vice President

Accepted:

LEHMAN BROTHERS INC.

For itself and as Representative
of the Initial Purchasers

By: /s/ MARTIN GOLDBERG
    -------------------
    Martin Goldberg
    Senior Vice President

                                       43